                                                                    EXHIBIT 10.3

                             RESTRUCTURING AGREEMENT
                             -----------------------

     THIS RESTRUCTURING AGREEMENT (the "Agreement"), dated as of May 13, 2002, is made by and among Jonathan Ungar ("Ungar"), Alan Henry Woods ("Woods"; and together with Ungar, the "Note Holders") and Venture Catalyst Incorporated, a Utah corporation (the "Company").

                                    RECITALS
                                    --------

     A. The Note Holders are the holders of those certain Promissory Notes made by the Company which are listed on Exhibit A hereto (the "Notes").
                                   ---------

     B. L. Donald Speer, II ("Speer") owns all of the outstanding shares of capital stock of Speer Casino Marketing, Inc., a Delaware corporation ("Speer Corporation").

     C. Speer has expressed an interest in negotiating with the Special Committee of the Board of Directors of the Company a merger transaction (the "Merger") which would have the effect of taking the Company private and in which the shareholders of the Company would, in exchange for their shares of common stock of the Company, receive cash plus the right to receive additional contingent consideration. Speer currently contemplates that in connection with the Merger the Company would merge with and into Speer Corporation, with Speer Corporation being the surviving corporation.

     D. Speer and the Note Holders contemplate that as a condition precedent to the consummation of the proposed Merger, the Company and the Note Holders would agree to restructure the indebtedness represented by the Notes.

    E. In contemplation of the proposed Merger, the Note Holders and the Company desire to restructure the indebtedness represented by the Notes (the "Restructuring") by canceling the Notes, and all outstanding principal and accrued and unpaid interest thereunder, and entering into this Agreement, pursuant to which the Company will issue to the Note Holders the Class A Contingent Promissory Notes in substantially the same form as attached hereto as Exhibit B (the "Contingent Notes"), pursuant to which the Company would make
---------
principal payments to the Note Holders in amounts based on the Gross Revenues (as defined in the Contingent Notes) of the Company.

     F. The Note Holders and the Company desire to enter into this Agreement to set forth the terms and conditions of the Restructuring.

     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    AGREEMENT
                                    ---------

                                    ARTICLE I

                                  RESTRUCTURING
                                  -------------

     1.1 Exchange of Notes. At the Closing (as defined below), the Note Holders
         -----------------
shall sell, assign, transfer and deliver to the Company, and the Company shall acquire and cancel the Notes in exchange for the execution of the Contingent Notes by the Company and the delivery thereof to the Note Holders. The Company and the Note Holders agree that the execution and delivery of the Contingent Notes by the Company to the Note Holders shall constitute full satisfaction of the Notes and that effective as of the Closing, the Notes and all rights and obligations thereunder shall be canceled.

     1.2 Closing. The closing of the transactions contemplated in this Agreement
         -------
(the "Closing") shall take place at the offices of Paul, Hastings, Janofsky & Walker LLP at 695 Town Center Drive, 17th Floor, Costa Mesa, California, at 10:00 a.m. on or before the closing date of the Merger, or at such other time and place as the Company and the Note Holders mutually agree upon orally or in writing. The date of the Closing shall be referred to herein as the "Closing Date."

     1.3 Several Liability. The obligations and liabilities of the Note Holders
         -----------------
under this Agreement shall be several and not joint.

     1.4 Deliveries by Note Holders. At the Closing, each Note Holder shall
         --------------------------
deliver to the Company:

         (a) the original Notes listed on Exhibit A which were issued in favor
                                          ---------
of the Note Holder, along with Assignments of Notes, in a form reasonably acceptable to the Company, executed in favor of the Company;

         (b) executed original signature pages to the Contingent Note to which the Note Holder is a party;

         (c) a compliance certificate executed by the Note Holder, dated as of the Closing Date, certifying that the representations and warranties made by the Note Holder in Sections 4.2 or 4.3, as applicable, and 4.4 of the Agreement are true and correct as of the Closing Date; and

         (d) such other instruments and documents which are required to be delivered at the Closing by the Note Holders as are reasonably requested by the Company in order to consummate the transactions contemplated by this Agreement.

     1.5 Deliveries by Company. At the Closing, the Company shall deliver to
         ---------------------
each Note Holder:

         (a) an executed original signature page to the Contingent Note to be issued by the Company in favor of the Note Holder;

         (b) a compliance certificate executed by the Company, dated as of the Closing Date, certifying that the representations and warranties made by the Company in Section 4.1 of the Agreement are true and correct as of the Closing Date; and

         (c) such other instruments and documents which are required to be delivered at the Closing by the Company as are reasonably requested by each Note Holder in order to consummate the transactions contemplated by this Agreement.

     1.6 Note Holders' Conditions to Closing. Except as otherwise specifically
         -----------------------------------
set forth in this Agreement or unless waived by each Note Holder, the obligations of each Note Holder under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

         (a) Representations and Warranties to Be True and Correct. The
             -----------------------------------------------------
representations and warranties of the Company contained in Section 4.1 hereof shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

         (b) No Actions, Proceedings, Etc. No action, proceeding, investigation
             ----------------------------
or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, or arises out of, this Agreement or the consummation of the transactions contemplated herein, if such action, proceeding, investigation or legislation, in the reasonable judgment of any of the parties hereto, would make it inadvisable to consummate such transactions.

         (c) Acknowledgment and Agreement. Speer shall have executed and
             ----------------------------
delivered to the Company and the Note Holders the Acknowledgment and Agreement substantially in the form attached hereto as Exhibit C.
                                             ---------

         (d) Deliveries. The Company shall have delivered to each Note Holder
             ----------
each of the items required under the provisions of Section 1.5 hereof.

     1.7 Company Conditions to Closing. Except as otherwise specifically set
         -----------------------------
forth in this Agreement or unless waived by the Company, the obligations of the Company under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

         (a) Representations and Warranties to Be True and Correct. The
             -----------------------------------------------------
representations and warranties of each Note Holder contained in Sections 4.2,
4.3 and 4.4 hereof shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

         (b) No Actions, Proceedings, Etc. No action, proceeding, investigation
             ----------------------------
or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, or arises out of, this Agreement or the consummation of the transactions contemplated herein, if such action, proceeding, investigation or legislation, in the reasonable judgment of any of the parties hereto, would make it inadvisable to consummate such transactions.

         (c) Approval of Merger. The Board of Directors and the shareholders of
             ------------------
the Company shall have approved the Merger and a related Agreement and Plan of Merger (the "Merger Agreement"), by the requisite votes necessary under applicable law to authorize the Company to execute, deliver and carry out the Merger Agreement and to consummate the Merger.

         (d) Merger Agreement. The Company, Speer, and Speer Corporation shall
             ----------------
have entered into the Merger Agreement.

         (e) Financing Commitment. Speer Corporation shall have obtained a
             --------------------
commitment letter or otherwise arranged for financing from a suitable financing source in an amount sufficient to consummate the purchase of the outstanding shares of capital stock of the Company, other than Excluded Shares (as defined in the Merger Agreement), in connection with the Merger.

         (f) Acknowledgment and Agreement. Speer shall have executed and
             ----------------------------
delivered to the Company and the Note Holders the Acknowledgment and Agreement substantially in the form attached hereto as Exhibit C.
                                             ---------

         (g) Timing of Closing. The Closing of the transactions contemplated in
             -----------------
this Agreement shall take place prior to the effective date of the Merger.

         (h) Deliveries. Each Note Holder shall have delivered to the Company
             ----------
each of the items required under the provisions of Section 1.4 hereof.

                                   ARTICLE II

                             WAIVER BY NOTE HOLDERS
                             ----------------------

     2.1 Waiver by Note Holders. In connection with the Restructuring, effective
         ----------------------
at the Closing, the Note Holders expressly waive all rights, which they currently have or may have at any time in the future, arising from or relating to the Notes, including, without limitation, all rights pursuant to contracts, agreements, undertakings or commitments related thereto, other than those provided for in this Agreement and the Contingent Notes.

                                  ARTICLE III

                                 MUTUAL RELEASE
                                 --------------

     3.1 Mutual Release. Except for the obligations created by this Agreement
         --------------
and the Contingent Notes, effective at the Closing, the Company and the Note Holders fully, finally and forever release and agree to hold harmless each other and all their respective successors, assigns, officers, directors, stockholders, employees, lenders, affiliates, attorneys, consultants, advisors and agents from and against any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liabilities, claims, demands, damages, losses, costs and expenses, of any nature whatsoever, known or unknown, fixed or contingent, foreseeable or unforeseeable (collectively, the "Claims"), which the parties may have at the Closing Date or may thereafter have against any of the released parties by reason of any matter, cause or thing whatsoever from the beginning of time to the Closing Date arising out of or based upon the Notes (the "Release").

     Each of the parties hereto acknowledges that it may hereafter discover facts different from or in addition to those which it now knows or believes to be true with respect to the Claims which are the subject of the Release and each party expressly agrees to assume the risk of the possible discovery of additional or different facts, and agrees that the Release shall be and remain effective in all respects, regardless of such additional or different facts. Each of the parties hereto understands and agrees that it shall expressly waive and relinquish all rights and benefits, if any, it may have under Section 1542 of the California Civil Code with respect to the Claims which are the subject of the Release. California Civil Code Section 1542 reads as follows:

         "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE
         CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

     In connection with the Release, each of the parties hereto represents and warrants to the other party that it has not assigned or transferred, and it will not assign or transfer, any Claim or any interest in any Claim which it may have against any of the released parties.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     4.1 Company. The Company hereby represents and warrants to the Note Holders
         -------
that: (a) the Company is a corporation duly incorporated, validly existing and in good standing under the laws of Utah and has the requisite power and authority to carry on its business as now conducted and as proposed to be conducted; (b) the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby are within the Company's corporate powers and have been duly authorized by all necessary corporate action on the part of the Company; (c) this Agreement has been and the Contingent Notes will be duly executed and delivered by the Company; (d) this Agreement constitutes and the Contingent Notes will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its or their terms, except that such enforceability may be limited by (X) bankruptcy, insolvency, reorganization, moratorium or other similar laws, or by equitable principles, relating to or limiting the rights of creditors generally and (Y) limitations imposed by law or equitable principles upon the availability of specific performance, injunctive relief or other equitable remedies; (e) the execution, delivery and performance by the Company of this Agreement, the issuance of the Contingent Notes and the consummation of the transactions contemplated hereby require no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official; (f) the execution, delivery and performance by the Company of this Agreement and the Contingent Notes and the consummation of the transactions contemplated hereby or thereby do not and will not (i) violate the articles of incorporation or bylaws of the Company, (ii) violate any applicable law, rule, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any person or entity under, constitute a default under (with due notice or lapse of time or both), or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Company or to a loss of any benefit to which the Company is entitled under, any provision of any agreement or other instrument binding upon the Company or any of the Company's assets or properties or (iv) result in the creation or imposition of any material lien on any property or asset of the Company; (g) the authorized capital stock of the Company consists of 100,000,000 shares of common stock of the Company, par value $0.001 per share (the "Common Stock"); (h) there are 7,206,598 shares of Common Stock outstanding as of the date of this Agreement; (i) there are options to purchase 5,887,312 shares of Common Stock and Warrants to acquire 144,775 shares of Common Stock outstanding as of the date of this Agreement; and (j) except as set forth in this Section 4.1, there are no authorized or outstanding equity securities of the Company, or any securities convertible into or exchangeable therefor, or options or other rights to acquire from the Company, or other obligations of the Company to issue, directly or indirectly, any equity securities of the Company.

     4.2 Ungar. Ungar hereby represents and warrants to the Company that: (a)
         -----
Ungar has the requisite power and authority to enter into this Agreement and the Contingent Note, to perform his obligations hereunder and thereunder, and to sell, assign and transfer the Notes held by him in accordance herewith; (b) Ungar's Notes are being transferred to the Company free and clear of any and all liens or encumbrances of any nature whatsoever; (c) this Agreement has been and the Contingent Note will be duly executed and delivered by Ungar; (d) this Agreement constitutes and the Contingent Note will constitute legal, valid and binding obligations of Ungar, enforceable against Ungar in accordance with their terms, except that such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws, or by equitable principles, relating to or limiting the rights of creditors generally and (ii) limitations imposed by law or equitable principles upon the availability of specific performance, injunctive relief or other equitable remedies; and (e) no consent, approval, license, permit, order or other authorization of, or registration, declaration or other filing with, any court, administrative agency or other governmental authority or instrumentality, domestic or foreign, or any third person, is required to be obtained or made by Ungar in connection with the execution, delivery and performance of this Agreement or the Contingent Note or the consummation of the transactions contemplated hereby or thereby.

     4.3 Woods. Woods hereby represents and warrants to the Company that: (a)
         -----
Woods has the requisite power and authority to enter into this Agreement and the Contingent Note, to perform his obligations hereunder and thereunder, and to sell, assign and transfer the Notes held by him in accordance herewith; (b) Woods' Notes are being transferred to the Company free and clear of any and all liens or encumbrances of any nature whatsoever; (c) this Agreement has been and the Contingent Note will be duly executed and delivered by Woods; (d) this Agreement constitutes and the Contingent Note will constitute legal, valid and binding obligations of Woods, enforceable against Woods in accordance with their terms, except that such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws, or by equitable principles, relating to or limiting the rights of creditors generally and (ii) limitations imposed by law or equitable principles upon the availability of specific performance, injunctive relief or other equitable remedies; (e) no consent, approval, license, permit, order or other authorization of, or registration, declaration or other filing with, any court, administrative agency or other governmental authority or instrumentality, domestic or foreign, or any third person, is required to be obtained or made by Woods in connection with the execution, delivery and performance of this Agreement or the Contingent Note or the consummation of the transactions contemplated hereby or thereby; and (f) Woods is not married and no other person or entity has any rights to or interests in the Woods' Notes.

     4.4 Investment Representations. Each Note Holder further represents and
         --------------------------
warrants that such Note Holder: (a) has substantial experience in evaluating and investing in transactions involving companies similar to the Company such that he is capable of evaluating the merits and the risks of his investment in the Company and has the capacity to protect his interests, (b) understands the acquisition of the Contingent Note is a speculative investment which involves a high degree of risk of loss of such investment, (c) is able to bear the economic risk of his investment for an indefinite period of time, including the risk of a complete loss of the investment, (d) is acquiring the Contingent Note for investment for his own account, not as a nominee or agent, and not with a view to the resale or distribution thereof and (e) is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended.

                                   ARTICLE V

                                  MISCELLANEOUS
                                  -------------

     5.1 Notices. All notices required or permitted hereunder shall be in
         -------
writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address indicated for such party on the signature page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

     5.2 Informed Consent. Prior to the execution of this Agreement, the parties
         ----------------
have apprised themselves of sufficient relevant information, either through their attorneys or other sources of their own selection, in order that they might intelligently exercise their own judgment in deciding whether to execute this Agreement.

     5.3 Voluntary Act. Each party has read this Agreement and understands its
         -------------
terms. Each party has executed this Agreement voluntarily and with full knowledge of its legal significance.

     5.4 Assignment; Inurement. Neither this Agreement nor any of the rights,
         ---------------------
interests or obligations hereunder shall be assignable by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties hereto. Notwithstanding the foregoing, the parties hereto consent to the assignment of this Agreement and the rights, interests or obligations hereunder by the Company to Speer Corporation as a result of the consummation of the Merger; provided, that at the time of such merger (x) Speer
                            --------
directly or indirectly controls the surviving entity in the merger and (y) the surviving entity is the successor in interest to the business and assets of the disappearing entity in the merger. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective predecessors, heirs, successors, representatives and assigns.

     5.5 Fees and Expenses. Each party shall be liable for its own costs and
         -----------------
expenses incurred in connection with this Agreement.

     5.6 Further Assurances. Each party agrees to perform any further acts and
         ------------------
execute and deliver any further documents which reasonably may be necessary to carry out the provisions and intent of this Agreement.

     5.7 Governing Law. The validity, interpretation and performance of this
         -------------
Agreement shall be governed by and construed under the law of the State of California without regard to conflicts of laws principles.

     5.8 Enforcement. The parties hereto consent and agree that exclusive
         -----------
jurisdiction for the resolution of any dispute between them in respect of the enforcement of the rights and duties created by this Agreement shall reside in any federal or state court sitting in San Diego County, California. Service in any action to enforce rights created by this Agreement may be effected on counsel-of-record for any party to this Agreement. The prevailing party in any action to enforce this Agreement shall be entitled to recover its costs and expenses, including, without limitation, reasonable attorneys' fees.

     5.9 Severability. In the event that any one or more of the provisions (or
         ------------
parts thereof) contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the rights and privileges of each party shall be enforceable to the fullest extent permitted by law.

     5.10 Entire Agreement; Amendments and Waivers. This Agreement (including
          ----------------------------------------
the documents, schedules and exhibits referred to herein) constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the parties hereto. No waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     5.11 Headings. Headings in this Agreement are included for convenience of
          --------
reference only and shall not be deemed a part of or in any manner to affect this Agreement or any provision hereof.

     5.12 Counterparts. This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

                            [Signature page follows]

                   [SIGNATURE PAGE TO RESTRUCTURING AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

"NOTE HOLDERS"                          /S/ JONATHAN UNGAR
                                       -----------------------------------------
                                       Jonathan Ungar

                                       Address:
                                       300 Elinor Avenue
                                       Mill Valley, California 94941
                                       Facsimile No.:
                                                     ---------------------------


                                        /S/ ALAN WOODS
                                       -----------------------------------------
                                       Alan Henry Woods

                                       Address:
                                       55 Baker Pde
                                       Ashburton, Melbourne, Australia
                                       Facsimile No.: 852-2572-6258


"COMPANY"                              VENTURE CATALYST INCORPORATED,
                                       a Utah corporation

                                       By:  /S/  A. B. LAUB
                                          --------------------------------------
                                       Name: Andrew B. Laub
                                       Title: Executive Vice President - Finance

                                       Address:

                                       591 Camino de la Reina
                                       Suite 418
                                       San Diego, California 92108
                                       Attention: Chief Financial Officer
                                       Facsimile No.: 858-385-1001

                       CONSENT OF SPOUSE OF JONATHAN UNGAR
                       -----------------------------------

     The undersigned spouse of the party to the foregoing Agreement acknowledges on her own behalf that: (i) I have read the foregoing Agreement and I know its contents, (ii) I am aware that by its provisions my spouse has agreed to sell, assign, transfer and deliver to the Company all of the Notes owned by my spouse, including my community interest therein, and (iii) I hereby consent to the sale, approve of the provisions of the Agreement, and agree that such Notes, including my interest therein, are subject to the provisions of the Agreement and that I will take no action at any time to hinder the operation of the Agreement on such Notes or my interest therein.

                                                   /S/ NICOLE MORETTI
                                                  ------------------------------
                                                  Print Name: Nicole Moretti

                                    Exhibit A
                                    ---------

                                    The Notes
                                    ---------

1. Promissory Note dated September 30, 1996 by the Company in favor of Jonathan Ungar in the original principal amount of $1,768,550.

2. Promissory Note dated September 30, 1997 by the Company in favor of Jonathan Ungar in the original principal amount of $1,000,000.

3. Promissory Note dated September 30, 1998 by the Company in favor of Jonathan Ungar in the original principal amount of $1,000,000.

4. Promissory Note dated September 30, 2000 by the Company in favor of Jonathan Ungar in the original principal amount of $1,000,000.

5. Promissory Note dated September 30, 1996 by the Company in favor of Alan Henry Woods in the original principal amount of $1,731,450.

6. Promissory Note dated September 30, 1997 by the Company in favor of Alan Henry Woods in the original principal amount of $1,000,000.

7. Promissory Note dated September 30, 1998 by the Company in favor of Alan Henry Woods in the original principal amount of $1,000,000.

8. Promissory Note dated September 30, 2000 by the Company in favor of Alan Henry Woods in the original principal amount of $1,000,000